Exhibit 99.2

BlueLinx Quarterly Review 3rd Quarter 2007

BlueLinx Holdings Inc. Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2006, and in its periodic reports filed with the SEC from time to time. In addition, the statements in this presentation are made as of November 1, 2007. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to November 1, 2007. Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

3rd Quarter Highlights 3rd Quarter Highlights Housing Starts Declined 24% from the same period last year Declined 24% from the same period last year Prices Prices of key grades of wood-based structural products fell 18.1% from the end of 2Q '07 to the end of 3Q '07 Prices of key grades of wood-based structural products fell 18.1% from the end of 2Q '07 to the end of 3Q '07 Revenue Down 16% to $1.0 billion Specialty down 16%, 45% of Total Revenue, 59% of GM Structural down 14% Down 16% to $1.0 billion Specialty down 16%, 45% of Total Revenue, 59% of GM Structural down 14% Unit Volume Total down 14.5% Specialty down 14.2% Structural down 14.8% Estimated end-use markets down 12.4% Total down 14.5% Specialty down 14.2% Structural down 14.8% Estimated end-use markets down 12.4% Gross Margin Total 10.1% vs. 10.0% in 3Q '06 Specialty 13.8% Structural 7.6% Total 10.1% vs. 10.0% in 3Q '06 Specialty 13.8% Structural 7.6% Net Income $0.9 million / $0.03 per share vs. $2.3 million / $0.07 per share $0.9 million / $0.03 per share vs. $2.3 million / $0.07 per share Quarterly Highlights

Introduction Steve Macadam Chief Executive Officer

Long term strategic objectives: Profitably grow specialty revenues to 60+% of total sales Profitably grow structural while reducing exposure to volatility Outgrow the market over the long term 3rd Quarter Focus Tightly manage costs and working capital Strengthen customer and supplier relationships Selectively invest for the future Introduction

Lynn Wentworth SVP, Chief Financial Officer & Treasurer Financial Review

Quarterly Revenue Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Specialty 539.5 580 603.3 553.5 460 456.5 500.8 462.9 Structural 815.2 813.4 798.7 666.6 509.2 518.9 598.1 571.4 Other -25.4 -16.8 -23 -16.6 -28.9 -18.3 -16.9 -18.4 Specialty Unit Volume (14.2%) YOY $187.7 or 15.6% Structural Unit Volume (14.8%) Prices (1.0%) ($187.7) 3Q '07 Specialty 462.9 Structural 571.4 3Q '06 3Q '07 3Q '06 Specialty 553.5 Structural 666.7 Vs. Year Ago Revenue down 15.6% Specialty sales down 16%, unit volume down 14% Structural sales down 14%, unit volume down 15% Specialty product sales = 45% of total sales % by Product

Quarterly Gross Margin Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Speciatly 76.8 80.4 86.9 77.5 63.5 63.6 70 63.8 Structural 67.8 55.8 55.7 46.8 35.7 44.9 55.9 43.7 Other -4.3 -6.2 -6.2 -3.4 -6.7 -4.8 -6.7 -4.7 BXC generated $102.8 million in gross profit for the quarter, equating to 10.1% gross margin Gross Margin improvement driven by: Effective pricing management for structural products Channel mix $119.2 YOY $18.1 or 15.0% 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 GM % 0.094 0.099 0.1 0.098 0.108 0.11 0.101 YOY 10 bp $102.8 $120.9 $103.8 $92.5 Gross Margin 3Q '06 3Q '07 Specialty $77.5 $63.8 14.0% 13.8% Structural $46.8 $43.7 7.0% 7.6% Other ($3.4) ($4.7) Total $120.9 $102.8 10.0% 10.1% Spec GM % 14.0% 13.8% 13.9% 14.0% 13.8% Struc GM % 7.0% 7.0% 8.7% 9.3% 7.6%

Quarterly Operating Expense Operating Expense 1Q '06 102.3 2Q '06 103.2 3Q '06 104.8 4Q '06 91.9 1Q '07 93.9 2Q '07 98.7 3Q '07 89.9 YOY $14.9 or 14.2% BXC continued to tightly manage operating costs Lowest operating costs since becoming a public company in December 2004

Quarterly Net Income and EPS 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 Net Income 9.8 9.6 2.3 -5.9 -0.2 5.4 0.9 EPS 0.32 0.31 0.07 -0.19 -0.01 0.18 0.03

YTD Results revenue YTD '06 3959.1 YTD '07 3055 YOY $904.1 or 22.8% YTD '06 YTD '07 GM % 0.098 0.107 YOY 90 bp Operating Expense YTD '06 310.3 YTD '07 282.5 YOY $27.8 or 9.0% YTD '06 YTD '07 Net Income 21.7 6.1 EPS 0.71 0.2

Cash Flows Three Months Ended September 29, 2007 (in millions) BXC generated $45.4 million in operating cash flow for the quarter $0.2

Inventory Analysis BXC managed inventory to the demand environment and to support strategic initiatives 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 Inventory 501.2 532.2 471.2 410.7 465.6 470.2 424.5 YOY $46.7 or 9.9% Sequential Quarter Variance Year Ago Quarter Variance Specialty -20.7 -33 Structural -12 -6.1 Other -13 -7.6 Other includes in-transit inventory accruals, discounts, allowances, reserves, and other miscellaneous items ($45.7) ($46.7)

Working Capital 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 Average Working Capital 606.7 664.8 666.9 564 565.118 626.929 589.122 Revenue 1376.6 1379 1203.5 940.3 957.114 1081.99 1015.887 COGS 1246.7 1242.5 1082.7 847.7 853.359 962.752 913.085 Working capital turn days remain at 52 vs. 2Q '07 and 50 same period last year Inventory turn days remain above desired levels and are being actively managed across the company Accounts Receivable and Accounts Payable in line with historical turn day levels Turn days 50 54 53 52 52

Summary 3rd Quarter Managed margins well in challenging environment 10.1% gross margin vs. 10.0% for the same period a year ago Aggressively managed costs 14.2%, $14.9 million decline in operating expenses from a year ago Inventory tightly managed to balance specialty growth objective with overall demand environment Additional $30 million in annualized costs targeted for reduction by year end Making necessary investments to support specialty growth strategy Inventory management and forecasting, financial budgeting and reporting, order tracking and visibility, and sales training Flexible debt allows continued execution of business plan in extended downturn Excess availability of $278 million at September 29, 2007 Revolving credit agreement secured by inventory and receivables Mortgage secured by company owned real estate

George Judd President & Chief Operating Officer Operations Review

Unit Volume Growth Unit Volume Growth

Specialty Unit Growth vs. End Use Markets Specialty Unit Growth vs. End Use Markets

Key Initiatives To support our strategic objectives: Improve gross margin by over time, increasing mix of specialty and mitigating volatility of structural Invest to support specialty growth Increase presence in under represented business areas, particularly industrials Expand relationships with existing specialty product vendors Disciplined approach to acquisitions

Steve Macadam Summary Remarks Demand environment deteriorating further Focused on: Aggressively managing costs Defending our core business Serving our customers and suppliers Selective pursuit of growth opportunities

Appendix TOPIC PAGE Revenues by Quarter 22 Unit Volume by Quarter 23 End-Use Market by Quarter 24 Gross Margin by Quarter 25 Profit and Loss Statement by Quarter 26 Inventory by Quarter 27 Gross Margin % Analysis 28 Channel Mix Analysis 29 Structural Product Price Trends 30

Revenues by Quarter Revenues by Quarter

Unit Volume by Quarter Unit Volume by Quarter

Source: Data from Resource Information Systems, Inc., or RISI, updated as of October, 2007 weighted using management's estimates. End-Use Market by Quarter End-Use Market by Quarter

Gross Margin by Quarter Gross Margin by Quarter

Profit & Loss Statement by Quarter Profit & Loss Statement by Quarter

Inventory by Quarter Inventory by Quarter

Gross Margin % Analysis Gross Margin % Analysis

Revenue Channel Mix Analysis Revenue Channel Mix Analysis

Source: Data from Random Lengths Publications, Inc., updated as of October 26, 2007 Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend